SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported )    February 25, 2009

CRYSTAL RIVER CAPITAL, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-32958	20-2230150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Three World Financial Center, 200 Vesey Street, 10th Floor New York, New York	10281-1010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code    (212) 549-8400

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02               Results of Operations and Financial Condition

On February 25, 2009, Crystal River Capital, Inc. (the “Company”) issued a press release reporting its financial results for the fiscal quarter and full year ended December 31, 2008. A copy of the press release is attached to this Current Report on Form 8-K (“Current Report”) as Exhibit 99.1 and is incorporated herein by reference solely for purposes of this Item 2.02 disclosure.

The information in Item 2.02 of this Current Report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in Item 2.02 of this Current Report, including Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any incorporation by reference language in any such filing.

Item 7.01               Regulation FD Disclosure

A copy of the Company’s letter to stockholders for the quarter ended December 31, 2008 is attached to this Current Report as Exhibit 99.2 and is incorporated herein solely for purposes of this Item 7.01 disclosure. The Company will post this letter on its website at www.crystalriverreit.com immediately after the filing of this Current Report.

The information in Item 7.01 of this Current Report, including Exhibit 99.2 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Current Report, including Exhibit 99.2, shall not be incorporated by reference into any filing under the Securities Act or the Exchange Act, regardless of any incorporation by reference language in any such filing. This Item 7.01 disclosure will not be deemed an admission as to the materiality of any information in this Item 7.01 of this Current Report that is required to be disclosed solely by Regulation FD.

Item 9.01               Financial Statements and Exhibits

(d) Exhibits

The Exhibit Index appearing after the signature page below is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRYSTAL RIVER CAPITAL, INC.

By:	/s/ Craig J. Laurie
Name: Craig J. Laurie
Title: Chief Financial Officer and
Treasurer

Date: February 25, 2009

EXHIBIT INDEX

Exhibit

99.1	Press Release, dated February 25, 2009, entitled “Crystal River Reports Fourth Quarter and Full Year 2008 Financial Results, Declares First Quarter 2009 Dividend of $0.10 Per Share”

99.2	Letter to Stockholders for the Quarter Ended December 31, 2008